ACQUISITIONS	12 Months Ended
Dec. 31, 2017
ACQUISITIONS [Abstract]
ACQUISITIONS
NOTE 3:-	ACQUISITIONS

a.
On March 18, 2015 (in this clause (a), the "Closing Date"), the Company completed, through the Company's wholly owned subsidiary, Attunity Inc., the acquisition of 100% of the shares of Appfluent Technology, Inc., a Delaware corporation ("Appfluent"), a U.S.-based provider of data usage analytics for Big Data environments, including data warehousing and Hadoop. Under the acquisition agreement, the total consideration is composed as follows:

-	$10,997 in cash paid on the Closing date, of which $1,100 was held in escrow for one year following the Closing Date.

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726,033 ordinary shares of the Company for total fair value of $6,600, out of which 581,862 shares were issued on the Closing Date and 144,171 shares were held-back to secure indemnity claims and were issued on September 19, 2016. The held-back shares were recorded as equity at fair market value of $1,253, taking into account, among other things, the market restrictions on these shares.

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Milestone-based contingent payments in a total of up to $31,500, payable in 2016 and 2017. The milestone-based contingent payments were based on the Company's revenues recognized from sales of Appfluent products in the period between the Closing Date and December 31, 2015 and during 2016. These milestone-based contingent payments were measured at fair value at the Closing Date in the amount of $1,616. At the end of 2015, the Company recorded a net gain of $1,826 as a reversal of this previously accrued milestone-based contingent payment since the forecast of sales of Appfluent products for 2016 was lower than the revenue target required to be met in order to earn the milestone-based contingent payment. Such gain is included in selling and marketing expenses in the consolidated statement of operation for the year ended December 31, 2015.

In addition, certain key employees of Appfluent were entitled to retention payments in an aggregate amount of $2,000, which was payable in cash over a period of 15 months following the Closing Date and, at the Company's discretion, up to 40% in ordinary shares of the Company based on the average price per share over a 30-day period prior to each applicable payment date.

During 2015, the Company paid $300 in cash and issued 14,188 ordinary shares of the Company for total fair value of $200. During 2016, the Company paid $900 in cash and issued 68,616 ordinary shares of the Company for total fair value of $600. Compensation costs recognized in 2016 and 2015 were $744 and $1,256, respectively.

Under business combination accounting principles, the total purchase price was allocated to Appfluent's net tangible and intangible assets based on their estimated fair values. At the Closing Date, the core technology and customers relationships, amounted to $6,350 and $382, respectively.

b.
On November 14, 2014 (in this clause (b), the "Closing Date"), the Company acquired the technology and certain related assets of BIReady B.V., a Netherlands-based developer of data warehouse automation technology, for EUR 600,000 (approximately $748) in cash, 31,895 ordinary shares of the Company for total fair value of $224, which have been held-back to secure indemnity claims and were issued in February 2016, and an earn-out potential of up to EUR 300,000 (approximately $374) in cash based on 2015 and 2016 results of the acquired business. In connection with this contingent payment consideration, the Company initially recorded at the Closing Date an estimated liability of $300 ($271 and $292 as of December 31, 2016 and 2015, respectively).

During the years ended December 31, 2017 and 2016, the Company paid the contingent consideration in the amounts of $271 and $48, respectively. The total purchase price was allocated to core technology based on its estimated fair value in the amount of $ 1,272, which is amortized on a straight-line basis over 5 years.